                                                                    EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT

                  THIS NOTE PURCHASE AGREEMENT, dated as of January 15, 1997, by and between CEPHALON, INC., a Delaware corporation, with headquarters located at 145 Brandywine Parkway, West Chester, Pennsylvania 19380 (the "Company"), and __________ (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, a promissory note of the Company having the aggregate principal amount set forth on the signature page of this Agreement and which will be convertible into shares of Common Stock, $.01 par value, and, if the Company's Preferred Stock Purchase Plan is at the time still in effect, the related Preferred Share Purchase Rights, or if any similar preferred share purchase or similar rights are in effect at the time, such rights (together, the "Common Stock") of the Company; and

                  WHEREAS, prior to the issuance of such promissory note, the Company and Owen, Diaz & Altschul Fund I, Ltd., a British Virgin Islands corporation as Collateral Agent (in such capacity as Collateral Agent, the "Collateral Agent"), shall execute and deliver, one to the other, a Pledge and Security Agreement in the form referred to herein which provides for the grant to the Collateral Agent of a first priority perfected security interest in certain collateral upon the terms and with the effect provided as described therein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. PURCHASE AND SALE; PURCHASE PRICE.

                  (a) PURCHASE. The Buyer hereby agrees to purchase, and the Company hereby agrees to sell to the Buyer, on the Closing Date (as defined herein), a promissory note of the Company in the aggregate principal amount set forth on the signature page of this Agreement and having the terms and conditions and as set forth in the form of Senior Convertible Note attached hereto as ANNEX I (the "Note") for the purchase price set forth on the signature page of this Agreement. The shares of Common Stock issuable upon conversion of the Note are herein collectively referred to as the "Shares." The Note, the Debenture issuable on the maturity date of the Note, in the form attached as Exhibit L to ANNEX I hereto (the "Debenture"), the shares of Common Stock issuable upon the payment of interest on the Note (the "Interest Shares") and the Shares are herein collectively referred to as the "Securities."

                  (b) FORM OF PAYMENT. Within three New York Stock Exchange trading days after the date the Company and the Buyer execute and deliver this Agreement, one to the other, the Buyer shall deposit the aggregate purchase price for the Note in escrow by delivering funds in United States Dollars in the amount set forth on the signature page of this Agreement to the escrow agent (the "Buyer Escrow Agent") identified in the Buyer Escrow Instructions attached hereto as ANNEX II (the "Buyer Escrow Instructions") against delivery by the Company of the Note as provided herein on the Closing Date. Such funds shall at all times remain the property of the Buyer, subject to the terms of the Buyer Escrow Instructions, until required to be released to the Company in accordance with the Buyer Escrow Instructions. By signing this Agreement, the Buyer agrees to all of the terms and conditions of, and becomes a party to, the Buyer Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full. Neither the Company nor any creditor or stockholder of the Company or any person claiming rights by, through or on behalf of the Company shall have any claim, lien, equity,
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encumbrance or other right to or in respect of the funds or any other property held pursuant to the Buyer Escrow Instructions prior to satisfaction of the conditions to the release thereof to the Company in accordance with the terms of this Agreement and the Buyer Escrow Instructions.

                  2. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER

                  The Buyer represents and warrants as of the date of this Agreement to, and covenants and agrees with, the Company as follows:

                  (a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Note for its own account for investment and not with a view to, or any resale in connection with any, distribution thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"); any Shares and Interest Shares acquired by the Buyer will only be acquired for its own account for investment; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Shares and the Interest Shares except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

                  (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D ("Regulation D") under the 1933 Act by reason of Rule 501(a)(3);

                  (c) REOFFERS AND RESALES. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder;

                  (d) COMPANY RELIANCE. The Buyer understands that the Note is being offered and sold, the Shares and the Debenture are being offered and, upon conversion of the Note, the Shares will be sold, and the Interest Shares will be issued to it in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Prospective Purchaser Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company (the "Questionnaire"), in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects;

                  (e) INFORMATION PROVIDED. The Buyer and its advisors have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and information relating to the offer and sale of the Note and the offer and, upon exercise of the Note, sale of the Shares deemed relevant by them; the Buyer and its advisors have been afforded the opportunity to ask questions of the Company concerning the terms of the Securities and the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "1995 10-K"), (2) the Company's Current Reports on Form 8-K, dated January 19, 1996, February 12, 1996, February 20, 1996, March 14, 1996, April 16, 1996
and May 7, 1996, (3) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 (the "September 1996 10-Q") and (4) the Company's definitive



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Proxy Statement for its 1996 Annual Meeting of Stockholders (collectively, the
"SEC Reports"), in each case as filed with the Securities and Exchange Commission (the "SEC"); the Buyer and its advisors have received and reviewed a draft of the Registration Statement dated January 13, 1997 referred to in
Section 8(b) (the "Draft Registration Statement"), including without limitation the risk factors set forth therein; the Buyer has, in connection with its decision to purchase the Note, relied solely upon the SEC Reports, the Draft Registration Statement, the representations, warranties, covenants and agreements of the Company set forth herein and to be contained in the Note, as well as any investigation of the Company completed by the Buyer or its advisors; the Buyer understands that its investment in the Securities involves a high degree of risk; and the Buyer understands that the offering of the Note is being made to the Buyer as part of an offering without any minimum or maximum amount of the offering (subject, however, to the right of the Company at any time prior to execution and delivery of this Agreement by the Company, in its sole discretion, to accept or reject an offer by the Buyer to purchase the Note);

                  (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                  (g) NOTE PURCHASE AGREEMENT. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

                  (h) BUYER STATUS. The Buyer is not a "broker" or "dealer" as those terms are defined in the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

                  (i) SHORT POSITION. As of the date of this Agreement, the Buyer does not, directly or indirectly, maintain a short position in the Common Stock or own any puts, calls, options or other derivative securities in respect of the Common Stock.

                  3. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE
COMPANY.

                  The Company represents and warrants as of the date of this Agreement to, and covenants and agrees with, the Buyer that:

                  (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Note and the other agreements executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby.

                  (b) SUBSIDIARIES. The Company has no subsidiaries other than those subsidiaries listed in Exhibit 21 to the 1995 10-K (the "Subsidiaries") and other subsidiaries of the Company which, individually and in the aggregate, do not have any material assets or



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liabilities. The Company either owns directly or indirectly through a Subsidiary all of the outstanding capital stock of each of the Subsidiaries free and clear of all liens, security interests and other encumbrances of any nature whatsoever. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease and operate its properties and to conduct its business as described in the SEC Reports and as currently conducted. There are no options or warrants for the purchase of, or other rights to purchase or subscribe for, or outstanding voting securities convertible into or exchangeable for, any capital stock or other securities of any of the Subsidiaries.

                  (c) QUALIFICATIONS. The Company and the Subsidiaries are each duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole.

                  (d) CAPITALIZATION. The authorized capital of the Company consists of (a) 100,000,000 shares of Common Stock, of which 24,618,220 shares were outstanding as of December 31, 1996 and (b) 5,000,000 shares of Preferred Stock, $.01 par value, of which 1,000,000 shares have been designated Series A Junior Participating Preferred Shares and none are outstanding; on the Closing Date there will be no material increase in the number of shares of Common Stock and preferred stock outstanding, except for shares issued upon the exercise of options and warrants outstanding on the date hereof or options or similar rights granted subsequent to the date of this Agreement pursuant to the Company's stock option plans in effect on the date of this Agreement. The September 1996 10-Q discloses as of September 30, 1996 all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into or exchangeable for, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; and from such date to the date hereof there has been no material change in the amount or terms of any of the foregoing except for the grant of 514,416 shares of Common Stock pursuant to the Company's stock option plans. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in Section 8).

                  (e) MATERIAL LOSSES. Since the date as of which information is given in the 1995 10-K or the September 1996 10-Q, the Company and the Subsidiaries have not sustained any loss or interference with their respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would be material to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries taken as a whole.

                  (f) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized and, when issued upon conversion of the Note, will be duly and validly issued,



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fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares or the Note. The Shares have been duly reserved by the Company for issuance upon conversion of the Note, and shall remain so reserved as long as the Note may be converted. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1995 by the National Association of Securities Dealers, Inc. (the "NASD") of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect.

                  (g) CORPORATE AUTHORIZATION; PERMITS AND LICENSES. This Agreement, the Pledge and Security Agreement in the form attached hereto as ANNEX III (the "Security Agreement"), the Note and the Debentures have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, the Security Agreement will be, when executed and delivered by the Company and the Buyer, and the Note and the Debenture will be, when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

                  (h) NON-CONTRAVENTION. The execution and delivery of this Agreement, the Security Agreement, the Note and the Debenture by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, the Security Agreement, the Note and the Debenture do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term of the certificate of incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected (other than a loan in the outstanding principal amount at December 31, 1996 of $3,750,000 to the Company from Sumitomo Bank, Ltd. (the "Sumitomo Loan"), with regard to which the Company shall either (x) repay such loan on or prior to the Closing Date or (y) obtain a written waiver in form, scope and substance reasonably acceptable to the Buyer), or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any of the Subsidiaries to own or lease and operate any of their respective properties and to conduct any of their respective businesses or the ability of the Company or any of the Subsidiaries to make use thereof.

                  (i) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement, the Security Agreement, the Note and the Debenture and the issuance and sale of the Securities as contemplated by this Agreement and the terms of the Note, other than (1) listing of the Shares


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and the Interest Shares on Nasdaq, (2) registration of the Shares and the
Interest Shares under the 1933 Act as contemplated by Section 8, (3) as may be required under applicable state securities or "blue sky" laws, (4) the filing of appropriate financing statements under the Uniform Commercial Code and (5) filing of one or more Forms D with respect to the Securities as required under Regulation D.

                  (j) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3(j), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(j) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

                  (k) CONDUCT OF BUSINESS. Except as set forth in the SEC Reports, since the date as of which information is given in the 1995 10-K, neither the Company nor any of the Subsidiaries has (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on such date; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or (vi) consummated, or entered into any agreement with respect to, any transaction or event which would constitute a "Repurchase Event" (as defined in the Note). Except as disclosed in the SEC Reports, the Company and each of the Subsidiaries owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, and the Subsidiaries taken as a whole.

                  (l) SEC FILINGS. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since January 1, 1994. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Buyer and any Investor (as defined in Section 8).

                  (m) ABSENCE OF LITIGATION. Except as described in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against or affecting the Company or any of the Subsidiaries wherein an unfavorable decision, ruling or finding is reasonably likely and would reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole or the transactions contemplated by this Agreement, the Security Agreement, the Note, the Debenture or any of the documents contemplated thereby or which would reasonably be expected to materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations


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
under, this Agreement, the Security Agreement, the Note, the Debenture or any of such other documents.

                  (n) LIABILITIES. Except as and to the extent disclosed, reflected or reserved against in the consolidated financial statements of the Company and the notes thereto included in the 1995 10-K or the September 1996 10-Q, as of the respective dates thereof the Company and the Subsidiaries had no material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due of a type required to be reflected on a consolidated corporate balance sheet prepared in accordance with generally accepted accounting principles. Subsequent to September 30, 1996, neither the Company nor any of the Subsidiaries has incurred any liabilities, debts or obligations of any nature whatsoever, other than those incurred in the ordinary course of its business, which are individually or in the aggregate material to the Company and the Subsidiaries taken as a whole.

                  (o) TRANSFER AGENT INSTRUCTIONS. No instruction other than the instructions referred to in Section 8(c)(12) will be given by the Company to its transfer agent for the Common Stock with respect to the Shares and the Shares shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note.

                  (p) INTELLECTUAL PROPERTY. Except as disclosed in the SEC Reports, the Company and the Subsidiaries own, or possess adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or used by them or which are necessary for the conduct of their respective businesses as they are presently conducted, except where the failure to own or possess adequate rights to use such patents, patent rights, inventions, trade secrets, service marks, trade names and copyrights would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the SEC Reports, neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to, any patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to materially adversely affect the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, as presently being conducted or as proposed to be conducted.

                  (q) INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

                  (r) COMPLIANCE WITH LAW. Neither the Company nor any of the Subsidiaries is in violation of any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

                  (s) PROPERTIES. The Company and the Subsidiaries have good and marketable title to all the properties and assets reflected in the consolidated financial statements subject to no liens, mortgages, pledges, charges or encumbrances of any kind except those reflected in such financial statements or described in the 1995 10-K and the September 1996 10-Q or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the SEC Reports. All material leases, contracts and agreements referred to in or filed as exhibits to the SEC Reports to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound, are in full force and effect or have expired or terminated in accordance with their terms or have been superseded by other leases, contracts or agreements.

                  (t) LABOR RELATIONS. Neither the Company nor any of the Subsidiaries is involved in any labor disputes which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries taken as a whole, nor, to the knowledge of the Company, is any such dispute threatened.

                  (u) INSURANCE. The Company and the Subsidiaries maintain insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as the Company believes is commercially reasonable.

                  4. CERTAIN COVENANTS.

                  (a) TRANSFER RESTRICTIONS. The Buyer acknowledges and agrees that (1) the Note to be issued to it hereunder and the Debenture which may be issued pursuant to the Note have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Shares and the Interest Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Note and the Debenture may not be transferred unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Note or the Debenture to be transferred may be transferred without such registration; (2) no sale, assignment or other transfer of the Note or the Debenture or any interest therein may be made except to a Permitted Transferee (as defined in the Note and the Debenture, respectively); (3) the Shares and the Interest Shares are not transferable in the absence of registration under the 1933 Act, or applicable state securities laws, or applicable exemptions therefrom; (4) any sale of the Shares or the Interest Shares under the Registration Statement shall be made only in compliance with the terms of this Section 4 and Section 8, including, without limitation, the prospectus delivery requirements of the 1933 Act; (5) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any Securities to sell securities of the Company to the public without registration ("Rule 144") may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (6) the Company is under no obligation to register the Securities (other than registration of the Shares and the Interest Shares in accordance with
Section 8) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder. The Buyer may not transfer the Shares or Interest Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Shares or Interest Shares may be transferred without registration under the 1933 Act.

                  (b) RESTRICTIVE LEGENDS. The Buyer acknowledges and agrees that the Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Note):

     This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of this Note of the Shares of Common Stock issuable upon conversion of this Note and in payment of interest on this Note are not covered by a registration statement under the Act or registration under state securities laws. This Note has been acquired, and such shares must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required.

                  (c) NASDAQ LISTING; REPORTING STATUS. On or before the date which is 15 days prior to the Closing Date, the Company will file with Nasdaq an application or other document required by Nasdaq for the listing of the Shares with Nasdaq and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any portion of the Note or any Shares, the Company will use its best efforts to maintain the listing of the Common Stock on Nasdaq or another national securities exchange. So long as the Company is required to maintain effectiveness of the Registration Statement in accordance with Section 8 and its shares of Common Stock are publicly traded, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not, during the period the Company is required to keep the Registration Statement effective pursuant to Section 8(c), terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  (d) FORM D. The Company agrees to file one or more Forms D with respect to the Securities as required under Regulation D to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

                  (e) SECURITY AGREEMENT; FINANCING STATEMENTS. The Company agrees to execute and deliver to the collateral agent named therein (the "Pledgee") the Security Agreement in the form attached hereto as ANNEX III on or before the Closing Date. The Company shall prepare, and on or before the Closing Date, file with the appropriate officials, Uniform Commercial Code financing statements on Form UCC-1 relating to the collateral in which the Company is granting a security interest to the Buyer pursuant to the Security Agreement. The Company shall provide evidence of such filings and customary search reports of the records of the relevant Uniform Commercial Code filing offices on or prior to the Closing Date.

                  (f) STATE SECURITIES LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Note for sale to the Buyer pursuant to this Agreement and the Shares for sale upon conversion of the Note under such of the securities laws of jurisdictions in the United States as shall be applicable to the sale of the Note to the Buyer pursuant to this Agreement and issuance of the Shares upon conversion of the Note. Prior to the issuance of the Debenture, the Company shall take such actions under applicable state securities laws as shall be necessary to qualify, or to obtain an exemption for, the Debenture under such laws. In connection with the foregoing obligations of the Company in this
Section 4(f), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company or (5) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish the Buyer with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

                  (g) LIMITATION ON CERTAIN SALES OF COMMON STOCK. The Buyer agrees not to make, directly or indirectly, any short sales of shares of Common Stock or purchase, acquire or hold any puts, calls or other options or derivative securities in respect of the Common Stock until the date the Registration Statement is declared effective by the SEC.

                  (h) CERTAIN FUTURE FINANCINGS. The Company shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company which would, for purposes of Section 4460(i)(1)(D) of the rules of the NASD, be integrated with the sale of the Note and the issuance of Shares upon conversion of the Note.

                  (i) LIMITATION ON CERTAIN ACTIONS. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Note, the Company (1) shall comply with Section 3.2 of the Note as if the Note was outstanding, (2) shall not take any action which, if the Note was outstanding, (A) would constitute an Event of Default (as defined in the Note) or, with the giving of notice or the passage of time or both, would constitute an Event of Default or (B) would constitute a Repurchase Event (as defined in the Note) or, with the giving of notice or the passage of time or both, would constitute a Repurchase Event.

                  (j) ESCROW RELEASE. (1) Contemporaneously with the submission by the Company to the SEC of an acceleration request relating to the Registration Statement (as defined herein) the Company will furnish a copy thereof to the Buyer, together with the date and approximate time such acceleration request was submitted to the SEC. The Company shall notify the Buyer and the Buyer Escrow Agent (collectively, the "Company Notice") that the Registration Statement shall have been declared effective by the SEC on the date (the "SEC Effective Date") such event occurs. If the Company Notice shall have been given and the conditions precedent in Section 7 shall have been satisfied or waived by the Buyer, then promptly after the later of (x) the date the Company Notice has been given to the Buyer, and (y) the date of satisfaction or waiver by the Buyer of the conditions precedent in Section 7, the Buyer shall notify the Buyer Escrow Agent that (1) the Registration Statement has been declared effective and (2) all conditions precedent to the release of the portion of the Escrow Funds (as defined in the Buyer Escrow Instructions) to be released to the Company have been satisfied or waived. The Company and the Buyer agree that, on the later of (1) the date of receipt by the Buyer Escrow Agent of such notice from the Buyer, and (2) the date of receipt by the escrow agents acting on behalf of the buyers in connection with the several other Note Purchase Agreements, dated as of the date hereof, between the Company and the several buyers named therein of the latest of the notices from such buyers to release funds held by such escrow agents to the Company, or as promptly as practicable thereafter, the portion of the Escrow Funds to be released to the Company shall be released to the Company in accordance with Section 1 of the Buyer Escrow Instructions.

                  (2) If the SEC Effective Date is not within 60 days after the date the Company and the Buyer execute and deliver this Agreement, one to the other, the Buyer shall have the right, exercisable pursuant to Section 10 to terminate this Agreement with the effect provided in Section 10 and the right by notice to the Buyer Escrow Agent pursuant to the Buyer Escrow Instructions, to terminate the escrow under the Buyer Escrow Instructions as to all of the Note, whereupon, the Buyer shall be entitled to release of all Escrow Funds (as defined in the Buyer Escrow Instructions), together with interest thereon as contemplated by the Buyer Escrow Instructions, from the escrow created by the Buyer Escrow Instructions.

                  5. CLOSING DATE.

                  The date and time of the issuance and sale of the Note (the "Closing Date") shall be 12:00 noon, New York City time, on the SEC Effective Date or such other mutually agreed to time. The closing shall occur at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon the following (any or all of which may be waived by the Company in its sole discretion):

                  (a) The release by the Buyer Escrow Agent to the Company on the Closing Date of an amount equal to the purchase price for the Note;

                  (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (c) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall have been true and correct on the date of this Agreement and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date;

                  (d) The Registration Statement shall have been declared effective by the SEC and no stop order or similar proceeding relating to the Registration Statement shall be pending or threatened (it being understood that the inclusion of the closing condition set forth in this clause (d) shall not limit the Company's obligations set forth in Section 8); and

                  (e) No event which, if the Note was outstanding, (1) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event shall have occurred and be continuing; and

                  (f) the Company shall have received an opinion of the Law Offices of Brian W Pusch, dated the Closing Date, addressed to the Company, substantially in the form of ANNEX IV attached hereto.

                  7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The Company understands that the Buyer's obligation to purchase the Note is conditioned upon the following (any or all of which may be waived by the Buyer in its sole discretion):

                  (a) Delivery by the Company to the Buyer of the Note on the Closing Date in accordance with this Agreement;

                  (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (c) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement, and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Closing Date;

                  (d) The Registration Statement shall have been declared effective by the SEC and no stop-order or similar proceeding relating to the Registration Statement shall be pending or threatened;

                  (e) No event which, if the Note was outstanding, (1) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event shall have occurred and be continuing;

                  (f) The Company shall have delivered to the Buyer its certificate, dated the Closing Date, duly executed by its President and Chief Executive Officer or Chief Operating Officer to the effect set forth in subparagraphs (b), (c), (d) and (e) of this Section 7;

                  (g) The Buyer shall have (1) received written evidence reasonably satisfactory to the Buyer of the repayment in full of the Sumitomo Loan or (2) a written waiver from Sumitomo Bank, Ltd., in form, scope and substance reasonably satisfactory to the Buyer, regarding the transactions contemplated by this Agreement;

                  (h) On or prior to the Closing Date, the Buyer shall have received written confirmation from the transfer agent of the Company that the instructions set forth in ANNEX VII attached hereto and the form of opinion set forth in ANNEX VIII attached hereto and required to be furnished by Company counsel to the transfer agent pursuant to Section 8(c)(12) are satisfactory for the purposes of causing certificates for the Shares to be issued and delivered to or at the direction of the Buyer without further action by the Company, the Buyer or any other person (other than completion, execution and delivery by the Buyer of a Notice of Conversion of Convertible Note in the form attached to the
Note);

                  (i) On the Closing Date, the Buyer having received an opinion of Morgan Lewis & Bockius LLP, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX V attached hereto, and an opinion of Barbara Schilberg, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date and addressed to the Buyer, in form, scope and substance reasonably acceptable to the Buyer, substantially in the form of ANNEX VI attached hereto;

                  (j) On the Closing Date, the Buyer having received an opinion of the Law Offices of Brian W Pusch, dated the Closing Date, addressed to the Company substantially in the form of ANNEX IV attached hereto;

                  (k) On the Closing Date, (i) trading in securities on the New York Stock Exchange, the American Stock Exchange or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the Commonwealth of Pennsylvania or the State of New York shall not have been declared by either federal or state authorities; and

                  (l) The Pledgee shall have executed and delivered to the Company the Security Agreement in the form attached hereto as ANNEX III.

                  8. REGISTRATION RIGHTS.

                  (a) DEFINITIONS. As used in this Section 8 and Section 11(j), the following terms shall have the following meanings:

                  (1) "Investor" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 4(a), 4(b) and 4(g) and this Section 8 of this Agreement in accordance with Section 11(j)(2) hereof.

                  (2) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  (3) "Registrable Securities" means the Shares and the Interest Shares, in each case together with the related Preferred Share Purchase Rights (so long as the Company's Preferred Stock Purchase Rights Plan is in effect), and any stock or other securities into which or for which the Common Stock may hereafter be changed, converted or exchanged by the Company or its successor, as the case may be, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

                  (4) "Registration Statement" means a registration statement on Form S-3 of the Company under the 1933 Act which names the Investors as selling stockholders.

                  (b) MANDATORY REGISTRATION. The Company shall prepare and, on or prior to the date which is 20 days after the date of this Agreement, file with the SEC a Registration Statement on Form S-3 covering the resale of up to [INSERT PRO RATA PORTION OF 1,440,000] shares of Common Stock (or such greater number of shares of Common Stock as shall be included for resale by the Buyer in the Registration Statement) which may be issued upon conversion of the Note and the resale of such additional number of shares of Common Stock as the Company shall in its discretion determine to register in connection with the issuance of the Interest Shares, as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note to prevent dilution resulting from stock splits, stock dividends or similar transactions.

                  (c) OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                  (1) prepare promptly, and file with the SEC not later than 20 days after the date of this Agreement, a Registration Statement with respect to the number of Registrable Securities provided in Section 8(b), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective within 60 days after the execution and delivery of this Agreement by the parties hereto, and, subject to Section 8(c)(5), keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (a) such time as all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors and (b) such date as is three years after the Closing Date (or, if (x) the Note shall have been fully converted into shares of Common Stock, (y) the Maturity Date (as defined in the Note) shall have occurred or (z) the Note shall no longer remain outstanding, such date after which each Investor may sell all Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period). The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the prospectus used in connection with the Registration Statement and any amendment or supplement thereto (the "Prospectus") shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (2) subject to Section 8(c)(5), prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times until such date as is three years after the Closing Date (or such earlier date as shall be permitted under Section 8(c)(1)), and, during such period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement.

                  (3) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, (2) each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(c)(9) and (3) such number of copies of a Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (4) subject to Section 8(c)(5), use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until such date as is three years after the Closing Date (or such earlier date as shall be permitted under Section 8(c)(1)), (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until such date as is three years after the Closing Date (or such earlier date as shall be permitted under Section 8(c)(1)) and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(c)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or
(V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (5) (i) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, (A) as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) which requires the Company to amend or supplement the Registration Statement due to the receipt of new or additional information about an Investor or its intended plan of distribution of its Shares, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission or to reflect such new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (ii) notwithstanding Section 8(c)(5)(i) above, if at the time the Company notifies the Investor as contemplated by Section 8(c)(5)(i) the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment or supplement until information concerning such development first becomes publicly available.

                  (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (7) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold (and identified in writing to the Company by such Investors prior to the Closing Date) to review at such Investors' sole expense the Registration Statement and all amendments and supplements thereto at least two business days (or such shorter period as may reasonably be specified by the Company) prior to their filing with the SEC;

                  (8) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                  (9) make available for inspection by any Investor and any attorney, accountant or other agent retained by any such Investor (collectively, the "Inspectors") at such Investor's sole expense, all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary solely to enable each Investor to exercise its due diligence responsibility with respect to
Section 11 of the 1933 Act as it relates to the Registration Statement, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (ii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such

Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 8(c)(9). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be listed on the Nasdaq National Market or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the SEC Effective Date;

                  (12) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the day on which the Registration Statement is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as ANNEX VII and an opinion of such counsel, if required by the Company's transfer agent, in the form attached hereto as ANNEX VIII; and

                  (13) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 8(c)(1), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations in Rule 10b-6 under the 1934 Act, so long as it remains in effect, and Regulation M under the 1934 Act, once it becomes effective.

                  (d) OBLIGATIONS OF THE BUYER AND OTHER INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the

Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the execution of this Agreement, the Buyer shall complete and submit to the Company an Investor Questionnaire in the form attached hereto as ANNEX IX;

                  (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

                  (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in writing in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

                  (4) Each Investor acknowledges that there may occasionally be times, including such times as specified in Section 8(c)(5) or 8(c)(6), when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC (including, without limitation, an amendment required to reflect new or additional information about an Investor or its intended plan of distribution of the Shares or the Interest Shares), or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of said prospectus and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to said prospectus, or until the Company delivers to such Investor an amended or supplemented prospectus;

                  (5) Each Investor agrees not to make any sale or other transfer of the Registrable Securities pursuant to the Registration Statement without effectively causing the prospectus delivery requirement under the 1933 Act to be satisfied;

                  (6) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement; and

                  (7) Each Investor agrees not to use Registrable Securities for the purpose of covering any short sale by such Investor of Common Stock unless at the time of such short sale such Investor shall have complied with the requirements of Section 8(d)(5) with respect to such short sale.

                  (e) EXPENSES OF REGISTRATION. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, but excluding (a) fees and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investors and (c) fees and disbursements of counsel for the Investors.

                  (f) INDEMNIFICATION.

                  (1) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities and each Investor who sells such Registrable Securities in the manner permitted this Agreement, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in any prospectus included in the Registration Statement, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) through (ii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 8(f)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any documented and reasonable legal fees or other documented and reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 8(f)(1): shall not apply to (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 8(c)(3) hereof; (II) any Claim arising out of or based on the failure of the Indemnified Person to comply with the covenants and agreements contained in Section 4 or Section 8 hereof respecting sales of the Registrable Securities or any statement or omission in any prospectus which was corrected in any subsequent prospectus that was delivered to the Indemnified Person prior to the pertinent sale or sales by the Indemnified Person; and (III) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 11(j)(2). The Company and the Buyer agree that the information set forth in the Investor Questionnaire and under the heading "Plan of Distribution" is the only information furnished by the Buyer in writing expressly for use in connection with preparation of the Registration Statement on or prior to the date hereof.

                  (2) In connection with the Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 8(f)(1), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(f)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 8(f)(2) for only that amount of a Claim as does not exceed the amount of the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 11(j)(2). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 8(f)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 8(f) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified Persons hereunder. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8(f), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 8(f) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (g) CONTRIBUTION. To the extent any indemnification by an indemnifying party as set forth in Section 8(f) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8(f) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 8(f), (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the proceeds received by such seller from the sale of such Registrable Securities.

                  (h) REPORTS UNDER 1934 ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

                  (a) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be necessary to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

                  (b) if at any time the Company is not required to file such reports with the SEC, use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

                  9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements of the Company and of the Buyer contained herein will survive the execution and delivery hereof and the Closing hereunder and delivery of and payment for the Note, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Buyer or any person who controls the Buyer within the meaning of the 1933 Act, or by or on behalf of the Company or any person who controls the Company within the meaning of the 1933 Act.

                  10. TERMINATION.

                  Notwithstanding any other provision of this Agreement, if the Registration Statement shall not have been declared effective by the SEC within 60 days after the date of execution and delivery of this Agreement by the parties hereto, then at any time thereafter the Buyer shall have the right, exercisable by notice to the Company, to terminate this Agreement, whereupon the Buyer and the Company shall have no further liability or obligation of any kind whatsoever one to the other under this Agreement or in connection with the transactions contemplated hereby other than any liability or obligation arising from a breach of this Agreement or any of the related agreements which breach occurred prior to such termination. Notwithstanding any other provision of this Agreement, if the Registration Statement shall not have been declared effective by the SEC within 120 days after the date of execution and delivery of this Agreement by the parties hereto, then at any time thereafter so long as at the time the Company shall have performed all obligations required to be performed by the Company under this Agreement and the related agreements at or prior to such time, the Company shall have the right, exercisable by notice to the Buyer, to terminate this Agreement, whereupon the Buyer and the Company shall have no further liability or obligation of any kind whatsoever one to the other under this Agreement or in connection with the transactions contemplated hereby other than any liability or obligation arising from a breach of this Agreement or any of the related agreements which breach occurred prior to such termination.


                  11. MISCELLANEOUS.

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) HEADINGS. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (c) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (d) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, a copy shall also be given to: Morgan Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103-6993, Attention: David R. King, Esq. (telephone line facsimile transmission number (215) 963-5299), and in the case of any notice to the Buyer, a copy shall be given to:
__________________________________________, Attention:, _______________, Esq.
(telephone line facsimile transmission number (___) ___-____), in each case with a copy to: Owen, Diaz & Altschul Securities, 745 Fifth Avenue, Suite 3001, New York, New York 10022 (telephone line facsimile transmission number (212) 751-5757).

                  (e) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (f) ENTIRE AGREEMENT; BENEFIT. This Agreement, including the Annexes hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein. This Agreement, including the Annexes hereto, supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

                  (g) WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (h) AMENDMENT. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (i) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (j) ASSIGNMENT; TRANSFER OF REGISTRATION RIGHTS. (1) On or prior to the Closing Date, the Buyer may assign its rights under this Agreement with respect to the purchase of all or any portion of the Note to any entity of which 70% or more of the beneficial ownership of such entity is beneficially owned by the beneficial owners of the Buyer or which entity has the same investment adviser as the Buyer, if such assignee shall agree in writing to make all of the representations and warranties of the Buyer hereunder and assume in writing all obligations of the Buyer hereunder with respect to the purchase of the portion of the Note so assigned, in which case the Buyer shall be relieved of any further obligation hereunder with respect to the purchase of the portion of the Note so assigned and, thereafter, all references herein to the Buyer shall mean, with respect to the portion of the Note so assigned, such assignee; provided, however, in the event that such assignee shall default in its obligation to purchase the portion of the Note so assigned to it, the Buyer shall remain obligated under this Agreement to purchase such portion of the Note as if such assignment had not been made.

                  (2) The rights to have the Company register Registrable Securities pursuant to Section 8 shall be automatically assigned by the Buyer or any other Investor to any Permitted Transferee (as defined in the Note) only if:
(a) the Buyer or such other Investor agrees in writing with the transferee or assignee to assign such rights, a copy of such agreement is furnished to the Company within a reasonable time after such assignment and the transfer has been made in compliance with the provisions of the Agreement and the Note, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name, address and principal place of business of such transferee or assignee and the information requested in the Investor Questionnaire and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in Sections 4(a), 4(b) and 4(g) and Section 8, including without limitation the obligation to submit an Investor Questionnaire to the Company. In connection with any such transfer, the Company shall, at its sole cost and expense, promptly after such transfer take such actions as shall be reasonably acceptable to the Buyer or such other Investor, as the case may be, and such transferee to assure that the Registration Statement and related Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

                  (k) EXPENSES. Each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

Principal Amount:    $________________

Purchase Price:      $________________


                                       [NAME OF BUYER]

                                        By ____________________________________

                                        Date: __________________________________

                                        Address:


                                        Facsimile No.:


                                        CEPHALON, INC.

                                        By:  ___________________________________
                                                J. Kevin Buchi
                                         Senior Vice President, Finance
                                         and Chief Financial Officer

                                        Facsimile No.:  610-344-0065